FIRST AMENDMENT TO REVOLVING CREDIT
AND SECURITY AGREEMENT

This First Amendment to Revolving Credit and Security Agreement (the "**Amendment**") is made this __ day of November, 2009 by and among Green Plains Trade Group LLC, a limited liability company formed under the laws of the State of Delaware ("GTRADE"), and each Person joined as a Borrower from time to time (each a "Borrower", and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and each individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

BACKGROUND

A. On July 30, 2009, Borrower, Lenders and Agent entered into that certain Revolving Credit and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced or substituted from time to time, the "Loan Agreement") to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith to the date hereof are collectively referred to as the "Existing Financing Agreements." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B. Borrower has requested that Agent and Lenders modify the definition of "EBITDA" contained in the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Amendment to Loan Agreement. On the Effective Date, the following definition contained in Section 1.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

> "EBITDA" shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period (which calculation shall exclude $956,000 in losses sustained by the Borrower in July 2009 in connection with certain hedging activities) plus (ii) depreciation expenses of Borrowers on a Consolidated Basis for such period, plus (iii) amortization expenses of Borrowers on a Consolidated Basis for such period.

2. Representations and Warranties of Borrowers. Each Borrower hereby:

(a) reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such

representations and warranties were true and correct in all material respects on and as of such other specific date);

(b) reaffirms all of the covenants contained in the Loan Agreement (as amended hereby), covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c) represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e) represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

3. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon the date of satisfaction of the following conditions precedent ("Effective Date") (all documents to be in form and substance reasonably satisfactory to Agent and Agent's counsel):

(a) Agent shall have received this Amendment fully executed by the Borrowers and Guarantor; and

(b) Agent shall have received such other agreements, documents or information as requested by Agent in its reasonable discretion.

4. Further Assurances. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

5. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

6. Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing

Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

7. Confirmation of Indebtedness. Borrowers confirm and acknowledge that as of the close of business on November 17, 2009, Borrowers were indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of ($49,685.86) (credit balance), due on account of Revolving Advances and $0 on account of undrawn Letters of Credit, plus all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Documents.

8. Acknowledgment of Guarantors. By execution of this Amendment, Green Plains Renewable Energy, Inc. hereby covenants and agrees that its Limited Guaranty and Suretyship Agreement dated July 30, 2009 shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers to Agent and Lenders.

9. Miscellaneous.

(a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the State of Illinois.

(e) Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

[SIGNATURES TO APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

GREEN PLAINS TRADE GROUP LLC, as Borrower

By: /s/ Ron B. Gillis
Name: Ron B. Gillis
Title: EVP Finance, Treasurer

GREEN PLAINS RENEWABLE ENERGY, INC., as Guarantor

By: /s/ Ron B. Gillis
Name: Ron B. Gillis
Title: EVP Finance Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent

By: /s/ John Staneschi
Name: JOHN STANESCHI
Title: SVP

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]